Exhibit 10(clxxi)
                                AMENDMENT NO. 2
                                     TO THE
                          RETIREMENT BENEFIT PLAN FOR
                             ALFRED M. RANKIN, JR.
              (As Amended and Restated Effective January 1, 1994)


     NACCO Industries, Inc. hereby adopts this Amendment No. 1 to The Retirement Benefit Plan for Alfred M. Rankin, Jr. (the "Plan"), effective as of January 1, 1995. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.


                                   Section 1

     A new Section  3.4(e) is hereby  added to the Plan,  immediately  following
Section 3.4(d), to read as follows:

     "(e) Limitation on Earnings Assumption. Notwithstanding any provision of the Plan to the contrary, in no event will the earnings rate credited to the Participant's Account hereunder exceed 14%."


                  EXECUTED this 30th day of June, 1995.


                                    NACCO INDUSTRIES, INC.

                                    By: Charles A. Bittenbender
                                    Title: Vice President, General Counsel
                                             and Secretary


     The undersigned Alfred M. Rankin, Jr. hereby agrees to the terms of this Amendment and, in particular, the retroactive effect for the 1995 calendar year of the limitation on the earnings assumption.


Date:  August 3, 1995                   Alfred M. Rankin, Jr.
                                        Alfred M. Rankin, Jr.